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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    AMENDMENT
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                          SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) April 2, 2001


                       MASTERPIECE TECHNOLOGY GROUP, INC.
              (Exact name of registrant as specified in its charter)

                                      Utah
          (State or other jurisdiction of incorporation or organization)

              0-22851                                   91-1793053
      (Commission File Number)              (IRS Employer Identification Number)


                              455 Wards Corner Road
                              Loveland, Ohio 45140
                      (Address of principal executive offices)

                                 (513) 831-6647
                 (Registrant's telephone number, including area code)



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Item 4.  Changes in Registrant's Certifying Accountant

         1. i. Registrant's primary accountant, Thomas Harris, CPA, was dismissed by the Company on May 8, 2000.

                  ii. No reports on the financial statements prepared by Mr. Harris over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

                  iii. The decision to change accountants was approved by the Board on November 29, 1999.

                  iv. During the registrant's two most recent fiscal years, there were no disagreements with Mr. Harris on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2. i. The registrant retained the services of the accounting firm of Von Lehman on May 8, 2000 as their principal accountant.

                  ii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                  iii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

         3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Mr. Harris and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         16 -- Letter re change in certifying accountant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Masterpiece Technology Group, Inc.



                             By: /s/Newell D. Crane
                                -------------------------------------
                                Newell D. Crane, B.S., M.B.A., Ph.D.
                                President and Chief Executive Officer


Date:  October 3, 2001




                                   EXHIBIT 16
                    Letter re change in certifying accountant
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THOMAS J. HARRIS           Certified Public Accountant
3901 Stone Way North, Suite 202 *  Seattle, Washington 96103  * (206) 547-6050


Sent via fax (no original to follow)


VonLehman & Company, Inc.
4221 Malsbury Road Suite 102
Cincinnati, Ohio 45242-5502

Gentlemen:

I am writing this letter in response to your letter of June 20, 2000, regarding your audit of the financial statements of Masterpiece Technology Group (MTG), for the year ended March 31, 2000. I submit the following:

1. There are no issues that bear on the integrity of the management regarding accounting principles, disclosures or audit scope.

2. There have been no disagreements with management regarding accounting principles, disclosures or audit scope.

3. There have been no communications to MTG regarding fraud, illegal acts and internal control matters.

4. My understanding of the reason for the change of auditors is that I am in Seattle and the Company is no headquartered in Cincinnati and it is difficult to audit from such a distance.

I hope this letter meets your needs.

Sincerely,

/s/Thomas J. Harris
THOMAS J. HARRIS CPA